DEBTOR: BSD Medical Corporation

CASE NUMBEI 16-24435 RKM

MONTHLY OPERATING REPORT
CHAPTER 11

Form 2-A
COVER SHEET

For Period Ending: 10/31/16

Accounting Method: [X] Accrual Basis [ ] Cash Basis

THIS REPORT IS DUE 14 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS
[X]	[ ]	1. Cash Receipts and Disursements Statement (Form 2-B)
[X]	[ ]	2. Balance Sheet (Form 2-C)
[X]	[ ]	3. Profit and Loss Statement (Form 2-D)
[X]	[ ]	4. Supporting Schedules (Form 2-E)
[X]	[ ]	5. Quarterly Fee Summary (Form 2-F)
[X]	[ ]	6. Narrative (Form 2-G)
[X]	[ ]	7. Bank Statements for All Bank Accounts IMPORTANT: Redact account numbers and remove check images
[X]	[ ]	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on: 11/14/16

Print Name: Timothy C. McQuay

Signature: [signature]

Title: CEO and President

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period 10/1/16 to 10/31/16

CASH FLOW SUMMARY	Current Month	Accumulated
1. Beginning Cash Balance	$ 3,991,562.31 (1)	$ 278,088.92 (1)
2. Cash Receipts		
Operations	-	594,341.85
Sale of Assets	-	4,350,000.00
Loans/advances	-	-
Other	497.87	56,397.77
Total Cash Receipts	$ 497.87	$ 5,000,739.62
3. Cash Disbursements		
Operations	80,545.89	1,213,977.03
Debt Service/Secured loan payment	-	-
Professional fees/U.S. Trustee fees (includes patent work)	19,147.67	172,464.89
Other	-	20.00
Total Cash Disbursements	$ 99,693.56	$ 1,386,461.92
4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(99,195.69)	3,614,277.70
5 Ending Cash Balance (to Form 2-C)	$ 3,892,366.62 (2)	$ 3,892,366.62 (2)

CASH BALANCE SUMMARY	Financial Institution	Book Balance
Petty Cash		$ -
DIP Operating Account	Wells Fargo xxxx-1802	14,715.30
DIP State Tax Account		-
DIP Payroll Account	Wells Fargo xxxx-5217 (closed 9/19/16)	-
Other Operating Account	Wells Fargo CC (closed 10/11/16)	-
Other Interest-bearing Account	Wells Fargo MM xxxx-8458	3,877,651.32
TOTAL (must agree with Ending Cash Balance above)		$ 3,892,366.62 (2)

(1) Accumulated beginning cash balance is the cash available at the commencement of the case.
Current month beginning cash balance should equal the previous month's ending balance.
(2) All cash balances should be the same.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/16 to 10/31/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-1802**
(attach additional sheets as necessary)

Date	Payer	Description	Amount
			$ -

Total Cash Receipts $ - (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/16 to 10/31/16

CASH RECEIPTS DETAIL **Account No: Wells Fargo xxxx-8458**

(attach additional sheets as necessary)

Date	Payer	Description	Amount
10/31/16	Wells Fargo	Interest Income	$ 497.87

Total Cash Receipts $ 497.87 (1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 10/1/16 to 10/31/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-1802**

(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
10/3/16	EFT 2016.10.03	Surepayroll (8647)	10/5/16 payroll	$ 28,004.21
10/3/16	EFT 2016.10.03	Wells Fargo	Stop payment fee	31.00
10/9/16	31380	US Trustee	Qtrly Trustee disb. fee	6,500.00
10/11/16	EFT 2016.10.11	Wells Fargo	Sept bank fee	215.32
10/13/16	EFT 2016.10.13	Wells Fargo	Merchant acct fee	45.00
10/17/16	31381	Timothy C. McQuay (8140)	Travel expenses	30.00
10/17/16	31382	Nixon Peabody LLP (8597)	Patent work	7,647.67
10/17/16	31383	Riley Astill (8650)	Accountant	5,000.00
10/25/16	Wire 2016.10.25	Suntrust Robinson Humphrey	Sale transaction expenses	52,220.36

Total Cash Disbursements $ 99,693.56 (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period: 10/1/16 to 10/31/16

CASH DISBURSEMENTS DETAIL **Account No: Wells xxxx-8458**
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
				$ -

Total Cash Disbursements $ - (1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-C
COMPARATIVE BALANCE SHEET
For Period Ended: 10/31/16

		Current Month	(Book Value) Petition Date (1)
ASSETS			
Current Assets:			
Cash (from Form 2-B, line 5)		$ 3,892,366.62	$ 278,088.92
Accounts Receivable (from Form 2-E)		-	522,640.44
Receivable from Officers, Employees, Affiliates		-	-
Inventory		-	853,395.33
Other Current Assets :(List)	Prepaid insurance	30,856.00	83,323.54
	Deposits	39,475.05	107,888.91
Total Current Assets		$ 3,962,697.67	$ 1,845,337.14
Fixed Assets:			
Land		$ -	$ -
Building		-	-
Equipment, Furniture and Fixtures		15,550.00	831,845.78
Total Fixed Assets		15,550.00	831,845.78
Less: Accumulated Depreciation		(-)	(671,402.40)
Net Fixed Assets		$ 15,550.00	$ 160,443.38
Other Assets (List):		-	-
		-	-
TOTAL ASSETS		$ 3,978,247.67	$ 2,005,780.52
LIABILITIES			
Post-petition Accounts Payable (from Form 2-E)		$ 66,339.31	$ -
Post-petition Accrued Profesional Fees (from Form 2-E)		529,811.28	-
Post-petition Taxes Payable (from Form 2-E)		-	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):		-	-
		-	-
Total Post Petition Liabilities		$ 596,150.59	$ -
Pre Petition Liabilities:			
Secured Debt		-	-
Priority Debt		35,368.62	35,368.62
Unsecured Debt		2,463,413.26	2,566,215.20
Total Pre Petition Liabilities		$ 2,498,781.88	$ 2,601,583.82
TOTAL LIABILITIES		$ 3,094,932.47	$ 2,601,583.82
OWNERS' EQUITY			
Owner's/Stockholder's Equity		$ 68,532,407.88	$ 68,532,407.88
Retained Earnings - Prepetition		(69,128,211.18)	(69,128,211.18)
Retained Earnings - Post-petition		1,479,118.50	-
TOTAL OWNERS' EQUITY		$ 883,315.20	$ (595,803.30)
TOTAL LIABILITIES AND OWNERS' EQUITY		$ 3,978,247.67	$ 2,005,780.52

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values listed on the Debtor's schedules.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-D
PROFIT AND LOSS STATEMENT
For Period 10/1/16 **to** 10/31/16

		Current Month		Accumulated Total (1)
Gross Operating Revenue	$	-	$	399,480.00
Less: Discounts, Returns and Allowances	(	-)	(	12,500.00)
Net Operating Revenue	$	-	$	386,980.00
Cost of Goods Sold		-		103,595.95
Gross Profit	$	-	$	283,384.05
Operating Expenses				
Officer Compensation	$	-	$	144,670.89
Selling, General and Administrative		42,466.66		541,406.95
Rents and Leases		-		15,652.00
Depreciation, Depletion and Amortization		-		11,556.69
Other (list): wire fee		-		30.00
Total Operating Expenses	$	42,466.66	$	713,316.53
Operating Income (Loss)	$	(42,466.66)	$	(429,932.48)
Non-Operating Income and (Expenses)				
Other Non-Operating Expenses	$	-	$	-
Gains (Losses) on Sale of Assets		-		-
Interest Income		497.87		1,331.09
Interest Expense		-		(42.05)
Other Non-Operating Income (Claims in BK, impairment)		(5,094.33)		2,639,602.28
Net Non-Operating Income or (Expenses)	$	(4,596.46)	$	2,640,891.32
Reorganization Expenses				
Legal and Professional Fees	$	180,142.03	$	731,840.34
Other Reorganization Expense		-		-
Total Reorganization Expenses	$	180,142.03	$	731,840.34
Net Income (Loss) Before Income Taxes	$	(227,205.15)	$	1,479,118.50
Federal and State Income Tax Expense (Benefit)		-		-
NET INCOME (LOSS)	$	(227,205.15)	$	1,479,118.50

(1) Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 10/1/16 to 10/31/16

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance (2)
Income Tax Withheld:						
Federal	$ 2,956.36	$ -	$ 2,956.36	10/3	EFT Surepayroll	$ -
State	1,125.00	-	1,125.00	10/3	EFT Surepayroll	-
FICA Tax Withheld	504.21	-	504.21	10/3	EFT Surepayroll	-
Employer's FICA Tax	504.21	-	504.21	10/3	EFT Surepayroll	-
Unemployment Tax						
Federal	-	-	-			-
State	-		-			-
Sales, Use & Excise Taxes	-	-				-
Property Taxes	-	-	-			-
Accrued Income Tax:						
Federal	-	-	-			-
State	-	-	-			-
Other:________	-	-	-			-
TOTALS	$ 5,089.78	$ -	$ 5,089.78			$ -

(1) For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.
(2) The final payroll for W-2 individuals was paid on 10/3/16. There should be no further accruals in 2016.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premium Paid Through
D&O	National Union Fire and Liberty Mutual	$ 2.5M - 5.0M	3/21/17	$ 3/21/17
Workers Comp	Standard Fire	$ 1,000,000	4/20/17	$ 4/20/17
General Liability	Traveler's	$ 0	8/31/16	$
Property (Fire, Theft)	Included in General Liab	$		$
Vehicle	Traveler's	$ 0	8/31/16	$
Other (list): Umbrella	Traveler's	$ 0	8/31/16	$

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 10/1/16 to 10/31/16

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due		Accounts Receivable	Post Petition Accounts Payable
Under 30 days		$ -	$ 829.69
30 to 60 days		-	8,768.74
61 to 90 days	All receivables sold to Scion 8/24/16	-	27,041.38
91 to 120 days			13,315.00
Over 120 days			16,384.50
Total Post Petition		-	
Pre Petition Amounts		-	
Total Accounts Receivable		$ -	
Less: Bad Debt Reserve		-	
Net Accounts Receivable (to Form 2-C)		$ -	
		Total Post Petition Accounts Payable	$ 66,339.31

** Attach a detail listing of accounts receivable and post-petition accounts payable*

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval		Month-end Balance Due *
Debtor's Counsel	$ 25,000.00	$ 110,000.00	$ -			$ 521,037.28
Counsel for Unsecured Creditors' Committee	-	-	-			-
Trustee's Counsel	-	-	-			-
Accountant	-	10,000.00	10,000.00	7/13/2016	(1)	5,000.00
Other: See attached	8,715.00	60,142.03	59,868.03	attached		3,774.00
Total	$ 33,715.00	$ 180,142.03	$ 69,868.03			$ 529,811.28

*Balance due to include fees and expenses incurred but not yet paid.
(1) Accountant is also owed $3,665.09 for pre-petion work.

*SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES***

Payee Name	Position	Nature of Payment	Amount
Timothy McQuay	President and CEO	Travel expenses	$ 30.00
			-
			-

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-E
SUPPORTING SCHEDULES
For Period: 10/1/16 to 10/31/16

DETAIL OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month's Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due	
Other:						
David Green		-	-	7/22/2016	-	
Nixon & Peabody	8,715.00	7,647.67	7,647.67	8/3/2016	-	(1)
Rocky Mountain Advisory, LLC		274.00	-		3,774.00	
Suntrust Robinson Humphrey		52,220.36	52,220.36	10/18/2016	-	
Total	$ 8,715.00	$ 60,142.03	$ 59,868.03		$ 3,774.00	

(1) Nixon & Peabody is also owed $68,076.77, for pre-petition work.

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 10/31/16

Customer	Pre Petition Under 30	Pre Petition 30 to 60	Pre Petition 61 to 90	Pre Petition 91 to 120	Pre Petition Over 120	Pre Petition Total	Post Petition Under 30	Post Petition 30 to 60	Post Petition 61 to 90	Post Petition 91 to 120	Post Petition Over 120	Post Petition Total
ADT					2,016.44	2,016.44						-
American shredding					238.40	238.40						-
American Western					16,000.00	16,000.00						-
Anthony Weeks					4,000.00	4,000.00						-
Appleton					16,453.00	16,453.00				4,537.50	11,634.50	16,172.00
Aramark					804.54	804.54						-
Ariel Duke						-						-
Arrow					20,088.82	20,088.82						-
Atlas					5,673.90	5,673.90						-
BACS					56,245.36	56,245.36					250.00	250.00
Ben Curtis Beckham					122,250.00	122,250.00	-					-
Brenda Noreik					713.50	713.50						-
Brian Meltzer					133,333.00	133,333.00						-
Broadridge					781.06	781.06						-
Cargo Link					32.99	32.99						-
CEA					16,818.84	16,818.84						-
Certify					576.00	576.00						-
Chorus Call					800.96	800.96						-
Clint Carnell					756,651.00	756,651.00	-					-
Cognizant					3,500.00	3,500.00						-
Cole Parmer					42.76	42.76						-
Comcast					1,093.76	1,093.76						-
Comed					16,600.00	16,600.00				2,400.00	4,500.00	6,900.00
Compandben (CRG Financial)		672.00			38,660.00	39,332.00						-
Converge					2,402.04	2,402.04						-
CT					1,635.00	1,635.00		3,544.00	4,227.60			7,771.60
Damian Dupuy					30,000.00	30,000.00						-
David Green					128,014.36	128,014.36						-
De Lage					443.69	443.69						-
DEKRA						-						-
Dennis Green					3,000.00	3,000.00						-
Devin Ellis						-						-
Domo					33,055.00	33,055.00						-
Dorsey					-	-	110,000.00	104,472.55	93,350.83	76,278.49	136,935.41	521,037.28
Doug Wilkes						-	-					-
DQS					2,600.00	2,600.00						-
Eclipse					20,000.00	20,000.00						-
Elcon					1,301.21	1,301.21						-
Express					49.42	49.42						-
Farmer John					600.00	600.00						-
Fedex					1,339.19	1,339.19	32.84					32.84
Financial Profiles					19,048.27	19,048.27						-
First Digital					503.19	503.19						-
Flexpak					2,293.85	2,293.85						-
FP Mailing					142.00	142.00			1,213.78			1,213.78
Harold Wolcott					42,500.00	42,500.00						-
HealthSTAR					41,138.24	41,138.24						-
Henriksen Butler					37,000.00	37,000.00		3,366.97				3,366.97

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 10/31/16

	****Pre Petition****						****Post Petition****					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
Hogan Lovells US LLP					6,155.62	6,155.62		1,767.77				1,767.77
Holland						-		-				-
Integra Telecom					4.79	4.79						-
IRS						-						-
Iron Mtn					636.30	636.30						-
Dr. Jean Yves Gaubert, Dept Radiology					3,500.00	3,500.00						-
Jennifer R. Hoglin					115,833.00	115,833.00	-					-
Julene Cray					7,500.00	7,500.00						-
KAX						-						-
Knapp					60,000.00	60,000.00						-
KOL Bio medical						-			21,600.00			21,600.00
Kristine Bates					1,600.00	1,600.00						-
Latham					21,706.25	21,706.25						-
Life Science					300.00	300.00						-
Litho					1,186.80	1,186.80						-
Loeb & Loeb						-				3,487.50		3,487.50
Marker Group					558.00	558.00						-
MegaPath (B.E. Capital)			10,491.74			10,491.74						-
MegaPath					41,215.85	41,215.85	796.85					796.85
Merit					26,729.23	26,729.23						-
Merrill				4,224.09	24,492.48	28,716.57						-
Modellers					49,752.00	49,752.00						-
Mouser					12.97	12.97						-
MultiLing				(650.00)	8,979.20	8,329.20						-
Nasdaq					21,665.50	21,665.50						-
Nelson Labs						-		90.00				90.00
New York State					1,033.21	1,033.21						-
Newark					217.07	217.07						-
Nixon Peabody				23,034.17	45,042.60	68,076.77				-		-
North American					609.25	609.25						-
Oregon Dept of Revenue					356.28	356.28						-
Parsons Behle					2,603.60	2,603.60						-
PCB					6,430.41	6,430.41						-
Perelson					2,160.75	2,160.75						-
Peter Vitull					30,000.00	30,000.00						-
Pinnacle			450.00	450.00	450.00	1,350.00						-
Plastic Fab					(241.35)	(241.35)						-
Progressive					1,793.97	1,793.97						-
Pure Water					793.17	793.17						-
Quality Plating					352.05	352.05						-
Republic					632.66	632.66						-
Revenue Cycle					3,500.00	3,500.00						-
Richard Manufacturing					10,401.78	10,401.78						-
Riley Astill					3,665.09	3,665.09	5,000.00					5,000.00
Rocky Mountain Advisory						-	274.00	3,500.00				3,774.00
Rocky Mountain Power					2,215.14	2,215.14						-
Roger Armstrong						-				2,890.00		2,890.00
Ryan Patterson					2,875.00	2,875.00						-

BSD Medical Corporation
Accounts Payable Detail

CASE NO: 16-24435 RKM

For Period: 10/31/16

	Pre Petition						Post Petition					
Customer	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total	Under 30	30 to 60	61 to 90	91 to 120	Over 120	Total
SL County Assessor					60.98	60.98						-
Somacis					2,000.00	2,000.00						-
Standard Parking					725.00	725.00						-
Steven Stewart					35,000.00	35,000.00						-
Strong Hanni					4,428.20	4,428.20						-
Sure Systems					1,091.97	1,091.97						-
SurePayroll						-	-					-
Surface Solutions					582.47	582.47						-
Tallfin					15,500.00	15,500.00						-
TalentCare					4,924.23	4,924.23						-
Technology Assessment					700.00	700.00						-
Terminix					103.00	103.00						-
Thorpe North					5,279.88	5,279.88						-
Three Seeds					19,937.50	19,937.50						-
THT Consulting					156,514.67	156,514.67						-
Timothy C McQuay					30,000.00	30,000.00						-
U of Louisville Dept of Surgery					40,900.00	40,900.00						-
U of U					70.00	70.00						-
Veracity					6,839.04	6,839.04						-
Veritas						-						-
Verizon Wireless					1,537.53	1,537.53						-
Verizon Wireless					1,370.46	1,370.46						-
Vernay Labs (CRG Financial)					11,581.76	11,581.76						-
Whipsaw					28,102.00	28,102.00						-
Worldwide Express					105.72	105.72						-
						-						-
						-						-
Totals	-	672.00	10,941.74	27,058.26	2,454,512.87	2,493,184.87	116,103.69	116,741.29	120,392.21	89,593.49	153,319.91	596,150.59
Less: Professional Fees separately stated							(115,274.00)	(107,972.55)	(93,350.83)	(76,278.49)	(136,935.41)	(529,811.28)
Less: Payroll Taxes separately stated												-
Net Payables							829.69	8,768.74	27,041.38	13,315.00	16,384.50	66,339.31

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-F
QUARTERLY FEE SUMMARY *
For the Month Ended: 10/31/16

Month	Year		Cash Disbursements **		Quarterly Fee Due	Check No.	Date Paid
January		$	-				
February			-				
March			-				
TOTAL 1st Quarter		$	-	$			
April		$	-				
May			(13,790.02) (1)				
June			245,029.30				
TOTAL 2nd Quarter		$	245,029.30	$	$1,950	31347	7/19/16
July		$	134,212.36				
August			854,411.74				
September			66,904.98				
TOTAL 3rd Quarter		$	1,055,529.08	$	$6,500	31380	10/9/16
October		$	99,693.56				
November			-				
December			-				
TOTAL 4th Quarter		$	99,693.56	$			

FEE SCHEDULE (as of JANUARY 1, 2008)

Subject to changes that may occur to 28 U.S.C. §1930(a)(6)

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

NOTES: '(1) $13,790.02 of checks that were paid pre-petition, were subsequently voided post petition. This negative amount was excluded from the calculation of quarterly fees due.

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B. Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

DEBTOR: BSD Medical Corporation **CASE NO:** 16-24435 RKM

Form 2-G
NARRATIVE
For the Month Ended: 10/31/16

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On November 4, 2016, the Court entered an Order approving the adequacy of the Debtor's disclosure statement. Consequently the Debtor has begun soliciting votes on its proposed plan. The deadline for parties to vote on the plan is set for December 9, 2016, and the Court has scheduled a hearing on the confirmation of the plan for December 20, 2016.

On October 14, 2016, the Debtor filed a motion [Docket No. 252] seeking Court approval of a settlement agreement by and between the Debtor, B.E. Capital Management Fund LP ("B.E.") and the Debtor's former President and CEO, Clinton Carnell ("Mr. Carnell"), which provided for the resolution of the motion to convert filed by B.E., and B.E.'s two pending appeals of Bankruptcy Court Orders. In the settlement agreement, the Debtor agreed to support a substantial contribution claim for B.E. in an amount of up to $50,000 and to fix Mr. Carnell's claim as a general unsecured claim in the reduced amount of $700,000. The Court approved the Debtor's entry into the settlement agreement motion at a hearing on November 1, 2016.

On October 19, 2016, Paul M. Schwartz ("Schwartz") filed a motion for relief from stay seeking Court authority to lift the Debtor's automatic stay to file a new complaint in a case that Schwartz commenced against the Debtor and various directors and managers of the Debtor prior to the Debtor's petition date. On November 8, 2016, the Debtor filed an opposition to Schwartz's motion. The Court is scheduled to hear Schwartz's motion on November 22, 2016.

Finally, on October 25, 2016, the Court entered orders: (a) authorizing the Debtor to reject its employment contract with Mr. Carnell [Docket No. 276]; (b) authorizing the Debtor to renew its D&O insurance policy [Docket No. 277]; (c) authorizing the Debtor to retain Rocky Mountain Advisory as its accountants [Docket No. 278]; and (d) extending the Debtor's exclusive periods to file and confirm a plan [Docket No. 279].

Bank Statement List

For Period Ending: 10/31/16

Account	Purpose of Account
xxxx 1802	Operating checking account
xxxx 8458	Savings account

NOTES:

Analyzed Business Checking

Account number: [redacted]1802 ■ October 1, 2016 - October 31, 2016 ■ Page 1 of 2

WELLS FARGO

Questions?

Available by phone 24 hours a day, 7 days a week:
1-800-CALL-WELLS (1-800-225-5935)

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

BSD MEDICAL CORP
PERSON CORPORATION
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

Account summary

Analyzed Business Checking

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]1802	$69,027.84	$50,000.00	-$98,693.56	$20,334.28

Credits

Electronic deposits/bank credits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/25	50,000.00	Transfer From Sav # [redacted]8458
		$50,000.00	**Total electronic deposits/bank credits**
		$50,000.00	**Total credits**

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/03	31.00	Stop Payment Fee
	10/03	28,004.21	WT Fed#08836 Jpmorgan Chase Ban /Ftr/Bnf=Surepayroll Srf# [redacted]1471 Rfb#
	10/11	215.32	Client Analysis Srvc Chrg 161007 Svc Chge 0916 [redacted]1802
	10/13	45.00	Bankcard Fee - [redacted]456
	10/25	52,220.36	WT Fed#07870 Suntrust Bank /Ftr/Bnf=Sun Trust Robinson Humphrey Srf# [redacted]8373 Trn#[redacted]3466 Rfb#
		$80,515.89	**Total electronic debits/bank debits**

WELLS FARGO

Checks paid

Number	Amount	Date	Number	Amount	Date	Number	Amount	Date
31377	4,000.00	10/03	31381	30.00	10/26	31382	7,647.67	10/27
31380 *	6,500.00	10/17						

$18,177.67 **Total checks paid**

* *Gap in check sequence.*

$98,693.56 **Total debits**

Daily ledger balance summary

Date	Balance	Date	Balance	Date	Balance
09/30	69,027.84	10/13	36,732.31	10/26	27,981.95
10/03	36,992.63	10/17	30,232.31	10/27	20,334.28
10/11	36,777.31	10/25	28,011.95		

Average daily ledger balance **$34,000.14**

IMPORTANT ACCOUNT INFORMATION

It's important for you to have peace of mind.

We want to ensure you're comfortable with your accounts and have the tools you need to manage your money. We recommend you visit your local Wells Fargo bank location, or call the toll-free number that appears on this statement, to make sure you are satisfied with all your accounts and services.

We'll spend time understanding your financial needs and reviewing your accounts and options. We'll also help you close any accounts or discontinue services you do not recognize or want, and discuss the process that's been established to address any remaining concerns resulting from accounts and services opened on your behalf.

NOTICE: Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery PO Box 5058 Portland, OR. 97208-5058. You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Business High Yield Savings

Account number: [redacted]8458 ■ October 1, 2016 - October 31, 2016 ■ Page 1 of 3

WELLS FARGO

BSD MEDICAL CORP
1969 CLAREMONT DR
BOUNTIFUL UT 84010-2316

Questions?

Available by phone 24 hours a day, 7 days a week:
Telecommunications Relay Services calls accepted

1-800-CALL-WELLS (1-800-225-5935)

TTY: 1-800-877-4833
En español: 1-877-337-7454

Online: wellsfargo.com/biz

Write: Wells Fargo Bank, N.A. (119)
P.O. Box 6995
Portland, OR 97228-6995

Your Business and Wells Fargo

Get a clear look at the business financing process to decide if and when business credit is right for you. Visit wellsfargoworks.com/credit to find out more.

Credit decisions subject to credit qualification.

Activity summary

Beginning balance on 10/1	$3,902,153.45
Deposits/Credits	25,497.87
Withdrawals/Debits	- 50,000.00
Ending balance on 10/31	**$3,877,651.32**
Average ledger balance this period	$3,907,798.61

Account number: [redacted]8458
BSD MEDICAL CORP
Utah account terms and conditions apply
For Direct Deposit use
Routing Number (RTN): 124002971
For Wire Transfers use
Routing Number (RTN): 121000248

Interest summary

Interest paid this statement	$497.87
Average collected balance	$3,907,798.61
Annual percentage yield earned	0.15%
Interest earned this statement period	$497.87
Interest paid this year	$1,497.53

Sheet Seq = 0002646
Sheet 00001 of 00002

WELLS FARGO

Transaction history

Date	Description	Deposits/ Credits	Withdrawals/ Debits	Ending daily balance
10/11	Wells Fargo Fops Securedcar [redacted]4917 Carnell,Clinton E	25,000.00		3,927,153.45
10/26	Transfer to DDA # [redacted]1802		50,000.00	3,877,153.45
10/31	Interest Payment	497.87		3,877,651.32
Ending balance on 10/31				**3,877,651.32**
Totals		**$25,497.87**	**$50,000.00**	

The Ending Daily Balance does not reflect any pending withdrawals or holds on deposited funds that may have been outstanding on your account when your transactions posted. If you had insufficient available funds when a transaction posted, fees may have been assessed.

Monthly service fee summary

For a complete list of fees and detailed account information, please see the Wells Fargo Fee and Information Schedule and Account Agreement applicable to your account or talk to a banker. Go to wellsfargo.com/feefaq to find answers to common questions about the monthly service fee on your account.

Fee period 10/01/2016 - 10/31/2016	Standard monthly service fee $10.00	You paid $0.00
How to avoid the monthly service fee	Minimum required	This fee period
Have any ONE of the following account requirements		
· Minimum daily balance	$8,000.00	$3,877,153.45 ☑

YP/YP

Account transaction fees summary

Service charge description	Units used	Units included	Excess units	Service charge per excess units ($)	Total service charge ($)
Deposited Items	0	20	0	0.50	0.00
Cash Deposited ($)	0	5,000	0	0.0030	0.00
Total service charges					**$0.00**

IMPORTANT ACCOUNT INFORMATION

It's important for you to have peace of mind.

We want to ensure you're comfortable with your accounts and have the tools you need to manage your money. We recommend you visit your local Wells Fargo bank location, or call the toll-free number that appears on this statement, to make sure you are satisfied with all your accounts and services.

We'll spend time understanding your financial needs and reviewing your accounts and options. We'll also help you close any accounts or discontinue services you do not recognize or want, and discuss the process that's been established to address any remaining concerns resulting from accounts and services opened on your behalf.

WELLS FARGO

General statement policies for Wells Fargo Bank

■ **Notice:** Wells Fargo Bank, N.A. may furnish information about accounts belonging to individuals, including sole proprietorships, to consumer reporting agencies. If this applies to you, you have the right to dispute the accuracy of information that we have reported by writing to us at: Overdraft Collections and Recovery, P.O. Box 5058, Portland, OR 97208-5058.

You must describe the specific information that is inaccurate or in dispute and the basis for any dispute with supporting documentation. In the case of information that relates to an identity theft, you will need to provide us with an identity theft report.

Account Balance Calculation Worksheet

1. Use the following worksheet to calculate your overall account balance.
2. Go through your register and mark each check, withdrawal, ATM transaction, payment, deposit or other credit listed on your statement. Be sure that your register shows any interest paid into your account and any service charges, automatic payments or ATM transactions withdrawn from your account during this statement period.
3. Use the chart to the right to list any deposits, transfers to your account, outstanding checks, ATM withdrawals, ATM payments or any other withdrawals (including any from previous months) which are listed in your register but not shown on your statement.

ENTER

A. The ending balance shown on your statement . . . . $ ______

ADD

B. Any deposits listed in your register or transfers into your account which are not shown on your statement.

$ ______
$ ______
$ ______
+ $ ______

. . . . TOTAL $ ______

CALCULATE THE SUBTOTAL

(Add Parts A and B)

. . . . TOTAL $ ______

SUBTRACT

C. The total outstanding checks and withdrawals from the chart above . . . . - $ ______

CALCULATE THE ENDING BALANCE

(Part A + Part B - Part C)
This amount should be the same as the current balance shown in your check register . . . . $ ______

Number	Items Outstanding	Amount
	Total amount $	

BSD Medical
Reconciliation Report
Cash Account #1 [Checking], Sorted by Check Date
Statement date: 10/31/16 Reconciliation date: 11/05/16

CHECKS

Check#	Date	Vendor	Name	Cleared	Outstanding
30352	08/04/15	0822	Marker Group		208.00
30900	11/06/15	0822	Marker Group		350.00
31300	05/13/16	8577	Salt Lake County Assesso		60.98
31377	09/19/16	8649	DAVID GREEN	4,000.00	
31380	10/09/16	8655	U.S. TRUSTEE PMT CENTER	6,500.00	
31381	10/17/16	8140	Timothy C. McQuay	30.00	
31382	10/17/16	8597	NIXON PEABODY LLP	7,647.67	
31383	10/17/16	8650	RILEY ASTILL		5,000.00
			Total	18,177.67	5,618.98

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
61423	10/31/16		xfer for payables	50,000.00	
			Total	50,000.00	0.00

CHARGES

Txn#	Date		Description	Cleared	Outstanding
7625	10/03/16		stop pmt fee	31.00	
7624	10/11/16		Sep bank fees	215.32	
7623	10/13/16		Merchant card acct fees	45.00	
			Total	291.32	0.00

EFTS

	Date	Vendor	Name / EFT #	Cleared	Outstanding
	10/03/16	8650	RILEY ASTILL 2016.10.03 PR	5,000.00	
	10/03/16	8647	SUREPAYROLL ACH 2016.10.03	23,004.21	
	10/30/16	8547	Suntrust Robinson Humphr WRT 2016.10.25	52,220.36	
			Total	80,224.57	0.00

BSD Medical

Reconciliation Report

Cash Account #1 [Checking], Sorted by Check Date
Statement date: 10/31/16 Reconciliation date: 11/05/16

Statement beginning balance	69,027.84
Cleared deposits	50,000.00
Cleared charges	-291.32
Cleared credits	0.00
Cleared withdrawals	0.00
Cleared checks	-18,177.67
Cleared EFTs	-80,224.57
Calculated statement balance	20,334.28
Statement ending balance	20,334.28
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	20,334.28
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	-5,618.98
Outstanding EFTs	0.00
Adjusted statement balance	14,715.30
General Ledger account balance as of 11/05/16	14,715.30
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.

BSD Medical

Reconciliation Report

Cash Account #3 [Money Market], Sorted by Check Date
Statement date: 10/31/16 Reconciliation date: 11/05/16

DEPOSITS

Txn#	Date		Description	Cleared	Outstanding
12	10/11/16		Close out CC account	25,000.00	
14	10/31/16		Oct Int Income	497.87	
			Total	25,497.87	0.00

CHARGES

Txn#	Date		Description	Cleared	Outstanding
52022	10/31/16		xfer for payables	50,000.00	
			Total	50,000.00	0.00

WITHDRAWS

Txn#	Date		Description	Cleared	Outstanding
			Total	0.00	0.00

BSD Medical

Reconciliation Report

Cash Account #3 [Money Market], Sorted by Check Date
Statement date: 10/31/16 Reconciliation date: 11/05/16

Statement beginning balance	3,902,153.45
Cleared deposits	25,497.87
Cleared charges	-50,000.00
Cleared credits	0.00
Cleared withdrawals	0.00
Cleared checks	0.00
Cleared EFTs	0.00
Calculated statement balance	3,877,651.32
Statement ending balance	3,877,651.32
Difference	0.00

If your bank statement is in balance, then the Calculated statement balance will equal the Statement ending balance.

Statement ending balance	3,877,651.32
Outstanding deposits	0.00
Outstanding charges	0.00
Outstanding credits	0.00
Outstanding withdrawals	0.00
Outstanding checks	0.00
Outstanding EFTs	0.00
Adjusted statement balance	3,877,651.32
General Ledger account balance as of 11/05/16	3,877,651.32
Difference	0.00

If your bank statement is in balance with your General Ledger, then the Adjusted statement balance will equal the General Ledger account balance.